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Amendment No 1 to Agreement for Ampoule Irradiation Testing in 2006-2007 between Thorium Power, Inc. and RRC “Kurchatov Institute Institute” dated December 28, 2007

AMENDMENT NO. 1 TO AGREEMENT FOR AMPOULE IRRADIATION TESTING IN 2006-2007

THIS AMENDMENT NO. 1 TO AGREEMENT FOR AMPOULE IRRADIATION TESTING IN 2006-2007 (this “Agreement”) dated December 28, 2007 between THORIUM POWER, INC., a Delaware corporation, having its principal offices in McLean, VA, United States of America (“Thorium Power”), and the RUSSIAN RESEARCH CENTRE KURCHATOV INSTITUTE, a Russian Federation federal state institution, having its principal offices at Kurchatov Square, 1, Moscow, Russia 123182 (“Kurchatov Institute”) (individually a “Party” or collectively the “Parties”), is made as of July 31, 2008 (the «Effective Date”).

The Agreement is modified as follows:

Article 19 (Term):
The term of the Agreement is hereby extended from August 31, 2008 to December 31, 2008.

All other terms and conditions contained in the Agreement remain unchanged and in full force and effect.

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Amendment No 1 to Agreement for Ampoule Irradiation Testing in 2006-2007 between Thorium Power, Inc. and RRC “Kurchatov Institute Institute” dated December 28, 2007

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 1 to the Agreement to be executed and delivered as of the Effective Date by their duly authorized representatives:

Thorium Power, Inc.

By:

Name:	Andrey Mushakov
Title:	Executive Vice President